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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  March 1, 2002
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                                (Date of Report)

                                   ITRON, INC.
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               (Exact Name of Registrant as Specified in Charter)

          Washington                  000-22418               91-1011792
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 (State or Other Jurisdiction   (Commission File No.)        (IRS Employer
      of Incorporation)                                   Identification No.)

                    2818 N. Sullivan Road, Spokane, WA 99216
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          (Address of Principal Executive Offices, including Zip Code)

                                 (509) 924-9900
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              (Registrant's Telephone Number, Including Area Code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 2. Acquisition or Disposition of Assets

     On February 14, 2002, and as amended effective February 26, 2002, Itron, Inc. ("Itron"), LS Combination, Inc. ("Merger Sub"), a Washington corporation and a wholly-owned subsidiary of Itron, and LineSoft Corporation, a Washington corporation ("LineSoft") entered into an Agreement and Plan of Reorganization (the "Merger Agreement") pursuant to which Merger Sub will be merged into LineSoft (the "Merger") with LineSoft surviving as a wholly-owned subsidiary of Itron. The Merger is expected to be completed on or about March 11, 2002. The Merger Agreement contemplates that LineSoft will be merged into Itron within three months of the effective time of the Merger (the "Step-Two Merger", and, together with the Merger, the "Mergers"). The completion of the Mergers is subject to customary conditions, including the approval of the holders of two-thirds of the LineSoft common stock outstanding as of February 14, 2002.

     At the effective time of the Merger, the capital stock of Merger Sub and LineSoft, other than dissenting shares, shall be converted as follows:

     (a) all issued and outstanding shares of capital stock of Merger Sub shall be converted into and become one fully paid and nonassessable share of common stock, par value $.001 per share, of LineSoft; and

     (b) each issued and outstanding share of capital stock of LineSoft shall be converted automatically into the right to receive:

          (i) for shareholders who are not "accredited investors" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), an amount of cash equal to approximately $0.955;

          (ii) for shareholders who are "accredited investors" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act (other than OCM/GFI Power Opportunities Fund, L.P. ("GFI")), an amount of cash and a fraction of one share of Itron common stock that, in the aggregate, have a value equal to approximately $0.955; and

          (iii) for GFI, an amount of cash, a fraction of one share of Itron common stock and certain earnout payments, if any, calculated and paid in accordance with the provisions of the Merger Agreement that, in the aggregate, have a value equal to approximately $0.955.

     Accredited investors (including GFI) will receive cash in lieu of fractional shares of Itron common stock that would otherwise be issued as part of the total consideration to be exchanged for such investors' shares of LineSoft stock. The Merger Agreement provides that the value of Itron common stock to be issued in connection with the Merger is subject to a minimum per share value of $22, and a maximum per share value of $32. The source of the cash portion to be used by Itron to accomplish the acquisition will be Itron's current assets, including Itron's cash and cash equivalents, and short-term investments.

     Also on February 14, 2002, both GFI, the largest LineSoft shareholder, and Fred A. Brown, the second-largest LineSoft shareholder, together representing 74.6% of the issued and


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outstanding LineSoft capital stock, entered into support agreements ("Support
Agreements") with Itron whereby each has granted an irrevocable proxy to a representative of Itron to vote his/its respective shares:

     (a) in favor of adoption and approval of the Merger Agreement and all transactions relating thereto or contemplated thereby, and

     (b) against any proposal by a party other than Itron or its affiliate to merge or consolidate with LineSoft or any subsidiary of LineSoft or to sell all or substantially all the assets of or any sales of equity interest in LineSoft or any subsidiary of LineSoft.

     The foregoing descriptions of the Mergers, the Merger Agreement, and the Support Agreements are qualified in their entirety by reference to the text of the Merger Agreement and the forms of the Support Agreements which are attached hereto as Exhibits 2.1, 4.1 and 4.2 respectively and are incorporated herein by reference.

     On February 15, 2002, Itron issued a press release announcing the Merger Agreement, the Support Agreements and the related transactions. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     LineSoft uses its assets (including plant, equipment or other physical property) to provide software solutions and engineering consulting services to customers to optimize utility transmission and distribution systems. Itron intends that it will continue to use such assets for the same purposes following the Merger and the Step-Two Merger.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial statements of business acquired.

     To be filed by amendment not later than 60 days from the date of this Report.

(b)  Pro forma financial information

     To be filed by amendment not later than 60 days from the date of this Report.

(c)  Exhibits

     The following exhibits are filed as part of this Report:

     2.1 Agreement and Plan of Reorganization, dated February 14, 2002 and as amended effective February 26, 2002, by and among Itron, Inc., LS Combination, Inc., and LineSoft Corporation.*

     4.1 Support Agreement, dated February 14, 2002, between Itron, Inc. and Fred A. Brown.

     4.2 Support Agreement, dated February 14, 2002, between Itron, Inc. and OCM/GFI Power Opportunities Fund L.P.

     99.1   Press Release dated February 15, 2002

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*Certain schedules and exhibits in connection with the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Registrant agrees to provide the Commission a copy of any such documents upon request.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ITRON, INC.

Dated: March 1, 2002                 By /s/ David G. Remington
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                                        David G. Remington
                                        Vice President of Finance and Chief
                                             Financial Officer.


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                                  EXHIBIT INDEX

Exhibit
Number            Description
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2.1               Agreement and Plan of Reorganization, dated February 14, 2002 and as amended effective February 26, 2002, by and among Itron, Inc., LS Combination, Inc., and LineSoft Corporation.*

4.1 Support Agreement, dated February 14, 2002, between Itron, Inc. and Fred A. Brown.

4.2 Support Agreement, dated February 14, 2002, between Itron, Inc. and OCM/GFI Power Opportunities Fund L.P.

99.1              Press Release dated February 15, 2002
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*Certain schedules and exhibits in connection with the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Registrant agrees to provide the Commission a copy of any such documents upon request.